UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 17, 2008
Discovery Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34177	35-2333914

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Discovery Place, Silver Spring, Maryland	20910

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 240-662-2000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On September 23, 2008, Discovery Communications, Inc. (DCI), filed a Current Report on Form 8-K to report that on September 17, 2008, Discovery Holding Company (“DHC”) completed the divestiture of its interests in Ascent Media Corporation (“AMC”). DCI also reported that on September 17, 2008, DHC completed its merger with DCI. DCI previously filed unaudited condensed pro forma combined financial statements under Item 9.01(b) of Form 8-K, which reflected the divestiture of AMC and the merger of DCH with DCI. This Current Report on Form 8-K/A amends and supplements the initial Current Report on Form 8-K to include the financial statements and exhibits required by Items 9.01(a) and 9.01(d) of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
The unaudited condensed consolidated financial statements of Discovery Communications Holding, LLC as of June 30, 2008 and for the six-month period ended June 30, 2008 and the period from May 15, 2007 through June 30, 2007, and of Discovery Communications, Inc. (the predecessor entity to Discovery Communications Holding, LLC, and not the current Company) for the period from January 1, 2007 through May 14, 2007, are filed as Exhibit 99.4 hereto and incorporated herein by this reference. The audited consolidated financial statements of Discovery Communications Holding, LLC as of December 31, 2007 and for the period from May 15, 2007 through December 31, 2007, and of Discovery Communications, Inc. (the predecessor entity to Discovery Communications Holding, LLC, and not the current Company) as of December 31, 2006 and for the period from January 1, 2007 through May 14, 2007 and for the two-year period ended December 31, 2006, previously included in Discovery Communications, Inc.’s registration statement on Form S-4, as amended, dated August 6, 2008, are filed as Exhibit 99.5 hereto and incorporated herein by this reference.
(d)	Exhibits.

Exhibit No.	Description
14.1*	Code of Business Conduct and Ethics

16.1*	Letter from KPMG to the U.S. Securities and Exchange Commission dated September 23, 2008

23.1	Consent of Independent Registered Public Accounting Firm

99.1*	Information in response to Item 5.02

99.2*	Information describing the amendments to the 2005 Incentive Plan

99.3*	Press Release dated September 17, 2008

99.4	Unaudited condensed consolidated financial statements of Discovery Communications Holding, LLC as of June 30, 2008 and for the six-month period ended June 30, 2008 and the period from May 15, 2007 through June 30, 2007, and of Discovery Communications, Inc. (the predecessor entity to Discovery Communications Holding, LLC, and not the current Company) for the period from January 1, 2007 through May 14, 2007

99.5	Audited consolidated financial statements of Discovery Communications Holding, LLC as of December 31, 2007 and for the period from May 15, 2007 through December 31, 2007, and of Discovery Communications, Inc. (the predecessor entity to Discovery Communications Holding, LLC, and not the current Company) as of December 31, 2006 and for the period from January 1, 2007 through May 14, 2007 and for the two-year period ended December 31, 2006

*	Previously filed as an exhibit to the initial Current Report on Form 8-K dated September 17, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Communications, Inc.
Dated: November 25, 2008	By:	/s/ Bradley E. Singer
	Name:	Bradley E. Singer
	Title:	Senior Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
14.1*	Code of Business Conduct and Ethics

16.1*	Letter from KPMG to the U.S. Securities and Exchange Commission dated September 23, 2008

23.1	Consent of Independent Registered Public Accounting Firm

99.1*	Information in response to Item 5.02

99.2*	Information describing the amendments to the 2005 Incentive Plan

99.3*	Press Release dated September 17, 2008

99.4	Unaudited condensed consolidated financial statements of Discovery Communications Holding, LLC as of June 30, 2008 and for the six-month period ended June 30, 2008 and the period from May 15, 2007 through June 30, 2007, and of Discovery Communications, Inc. (the predecessor entity to Discovery Communications Holding, LLC, and not the current Company) for the period from January 1, 2007 through May 14, 2007

99.5	Audited consolidated financial statements of Discovery Communications Holding, LLC as of December 31, 2007 and for the period from May 15, 2007 through December 31, 2007, and of Discovery Communications, Inc. (the predecessor entity to Discovery Communications Holding, LLC, and not the current Company) as of December 31, 2006 and for the period from January 1, 2007 through May 14, 2007 and for the two-year period ended December 31, 2006

*	Previously filed as an exhibit to the initial Current Report on Form 8-K dated September 17, 2008.